UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

January 17, 2014

Date of Report (date of earliest event reported)

EAST WEST BANCORP, INC.

 (Exact name of registrant as specified in its charter)

Commission file number 000-24939

Delaware	95-4703316
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

135 N Los Robles Ave., 7th Floor, Pasadena, California 91101

(Address of principal executive offices including zip code)

(626) 768-6000

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-(c))

East West Bancorp, Inc.

Current Report of Form 8-K

Item 8.01 Other Events

On January 17, 2014, East West Bancorp, Inc. (“East West”), parent company of East West Bank, completed the acquisition of MetroCorp Bancshares, Inc. (“MetroCorp”), parent of MetroBank, N.A. and Metro United Bank, as of the close of business today. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits
99.1	Press Release, dated January 17, 2014, issued by East West Bancorp, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2014

EAST WEST BANCORP, INC.

	By:	/s/ Douglas P. Krause
Douglas P. Krause, Esq.
Executive Vice President and
General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated January 17, 2014, issued by East West Bancorp, Inc.